                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 2003



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ROYAL BANCSHARES OF PENNSYLVANIA, INC. will be held at the Hilton Hotel Philadelphia, 4200 City Line Avenue, Philadelphia, Pennsylvania, 19131, on Wednesday, May 21, 2003, at 6:30 p.m., for the following purposes:

         1. ELECTION OF DIRECTORS. To elect five Class I Directors to serve a term of three years and until their successors are elected and qualified.

         2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournment or postponement thereof.

         Only shareholders of record at the close of business on March 31, 2003, are entitled to notice of and to vote at the meeting, either in person or by proxy.

         We enclose a copy of the 2002 Annual Report on Form 10K for Royal Bancshares of Pennsylvania, Inc. Additional copies of the 2002 Annual Report on Form 10K are available upon request.

                                            By Order of the Board of Directors


                                            /s/ Richard S. Hannye
                                            ------------------------------
                                            Richard S. Hannye, Esquire
                                            Secretary



Enclosures (Proxy Card and Annual Report)
April 21, 2003

         WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AFTER GIVING WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                              732 Montgomery Avenue
                          Narberth, Pennsylvania 19072





                              Trading Symbol: RBPAA
                                    NASDAQ NM
                          Website: www.royalbankpa.com
                                   -------------------




                                 PROXY STATEMENT
                       2003 Annual Meeting of Shareholders
                             Wednesday, May 21, 2003





                Mailed to Shareholders on or about April 21, 2003

                                TABLE OF CONTENTS



PROXY STATEMENT                                                            PAGE
---------------                                                            ----
General Information                                                          1

Revocation and Voting of Proxies                                             1

Voting Securities, Record Date and Quorum                                    1

Principal Shareholders                                                     2-3

Election of Directors                                                      3-4

Cumulative Voting                                                            4

Information about Nominees, Continuing Directors                           4-7
   and Executive Officers

Nominees for Class I Directors                                               7

Meetings and Committees of the Board of Directors                            9

Remuneration of Directors and Officers and Other Transactions            10-13

Compensation Committee Report on Executive Compensation                  14-15

The Audit Committee Report                                               15-16

Interest of Management and Others in Certain Transactions                   17

Common Stock Performance Graph                                           17-18

Beneficial Ownership - Compliance                                           19

Legal Proceedings                                                           19

Shareholder Proposals                                                       19

Other Matters                                                               19

                                 PROXY STATEMENT


                               GENERAL INFORMATION

         We furnish this proxy statement in connection with the solicitation of proxies by the Board of Directors of Royal Bancshares of Pennsylvania, Inc., for the Annual Meeting of Shareholders of the corporation to be held on May 21, 2003, and any adjournment or postponement of the meeting. The corporation will bear the expense of soliciting proxies. In addition to mailings, directors, officers and employees of the corporation may solicit proxies personally or by telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefore, the corporation will reimburse them for their reasonable forwarding expenses.

                        REVOCATION AND VOTING OF PROXIES

         The execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. You may revoke your proxy by delivering written notice of revocation to Richard S. Hannye, Esquire, Secretary of the corporation, at the corporation's address at any time before the proxy is voted at the meeting. Unless revoked, the proxyholders will vote your proxy in accordance with your instructions. In the absence of instructions, proxyholders will vote all proxies FOR the election of the five nominees for Class I Director. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, proxyholders will vote any proxy in accordance with the recommendations of the management of the corporation.

                    VOTING SECURITIES, RECORD DATE AND QUORUM

         Shareholders of record at the close of business on March 31, 2003, are entitled to vote at the meeting and any adjournment or postponement of the meeting. At the close of business on March 31, 2003, there were 9,672,060 shares of Class A common stock exclusive of 215,387 treasury shares ($2.00 par value per share), issued and outstanding, and 1,913,875 shares of Class B common stock ($0.10 par value per share), issued and outstanding.

         Each shareholder is entitled to one vote for each share of Class A common stock and ten votes for each share of Class B common stock on all matters to be acted upon at the meeting, except that in the election of directors shareholders are entitled to vote shares cumulatively. See "ELECTION OF DIRECTORS--CUMULATIVE VOTING."

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote constitutes a quorum for the conduct of business. A majority of the votes cast at a meeting, at which a quorum is present, is required to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of votes is required by law or under the Articles of Incorporation or Bylaws of the corporation. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

         In the case of the election of directors, assuming the presence of a quorum, the five candidates for Class I receiving the highest number of votes in Class I shall be elected to the Board of Directors. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.


                             PRINCIPAL SHAREHOLDERS

         The following table shows the amount of outstanding common stock beneficially owned by each shareholder (including any "group" as the term is used in Section 3(d)(3) of the Securities Exchange Act of 1934) known by the corporation to be the beneficial owner of more than 5% of such stock, and all directors and officers as a group. Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to ten votes per share and may be converted into shares of Class A common stock at the current rate of 1.15 shares of Class A common stock for each share of Class B common stock. Beneficial ownership is determined in accordance with applicable regulations of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. For purposes of the table set forth below, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of February 28, 2003. In addition, a person is deemed to beneficially own any stock for which he, directly or indirectly, through any contact, arrangement, understanding, relationship or otherwise has or shares:

      o Voting power, which includes the power to vote or to direct the voting of the stock, or

      o Investment power, which includes the power to dispose or to direct the disposition of the stock.

Unless otherwise indicated in a footnote, shares reported in this table are owned directly by the reporting person. The percent of class assumes all options exercisable within 60 days of February 28, 2003, have been exercised and, therefore, on a pro forma basis, 9,872,915 shares of Class A common stock would be outstanding. The information is furnished as of February 28, 2003, on which date 9,672,060 Class A shares (exclusive of 215,387 treasury shares) and 1,913,875 Class B shares, were issued and outstanding.

 Name and address of              Shares Beneficially              Percent of
  Beneficial owner                       Owned                        Class
--------------------              --------------------             ------------


  Daniel M. Tabas (1)(3)(4)       4,936,311 (Class A)                50.86%
  543 Mulberry Lane               1,441,109 (Class B)                75.30%
  Haverford, PA 19041

  Richard Tabas (2)(4)                   69 (Class A)                 0.00%
  1309 Lafayette Road               128,098 (Class B)                 6.69%
  Gladwyne, PA 19035

(1) The 4,936,311 shares of Class A common stock and the 1,441,109 shares of Class B common stock beneficially owned by Daniel M. Tabas include: 3,127,058 shares of Class A common stock and 971,388 shares of Class B common stock owned solely by Daniel M. Tabas; 76,184 shares of Class A common stock and 34,455 shares of Class B common stock owned by Rome Enterprises, a partnership jointly owned by Daniel M. Tabas and Evelyn R. Tabas; 1,445,942 shares of Class A common stock and 435,266 shares of Class B common stock held in trust for the children and grandchildren of Mr. Tabas; 250,408 shares of Class A common stock controlled by Evelyn R. Tabas as custodian for her grandchildren; and Daniel M. Tabas' options to purchase 34,144 and Evelyn R. Tabas' options to purchase 1,545 shares of Class A common stock that are exercisable within 60 days of February 28, 2003. Mr. Tabas shares power with Evelyn R. Tabas to vote and dispose of 76,184 shares of Class A common stock and 34,455 shares of Class B common stock. In calculating the tabulated percent of class, the options to purchase 35,689 shares of Class A common stock were added to the shares of Class A common stock currently held by Mr. Tabas and to the total number of shares of Class A common stock outstanding assuming all options exercisable within 60 days of February 28, 2003, held by Daniel M. and Evelyn R. Tabas, were exercised.

(2) The 69 shares of Class A common stock and 128,098 shares of Class B common stock beneficially owned by Richard Tabas include: 110,032 shares of Class B common stock owned solely by Mr. Tabas; 15,710 shares of Class B common stock owned by his mother, Harriette Tabas; 69 shares of Class A common stock and 213 shares of Class B common stock owned by his wife, Leslee Silverman Tabas, Esquire; and 2,143 shares of Class B common stock owned by his son, Charles S. Tabas. Upon information and belief, Mr. Tabas has sole power to vote and dispose of 110,032 shares of Class B common stock, and has no power to vote or dispose of 69 shares of Class A common stock and 18,066 shares of Class B common stock.

(3) Daniel M. Tabas, Lee E. Tabas, Robert R. Tabas, Murray Stempel, Howard Wurzak, members of their immediate families and their affiliates in the aggregate, own 5,376,047 shares of Class A common stock and 1,505,098 shares of Class B common stock.

(4) Daniel M. Tabas is the husband of Evelyn R. Tabas, the father of Lee E. Tabas and Robert R. Tabas, the uncle of Richard Tabas, and the father in law of Murray Stempel and Howard Wurzak.


                              ELECTION OF DIRECTORS

         The Bylaws of the corporation provide that the Board of Directors consist of not less than 5 nor more than 25 persons and that the directors are classified with respect to the time they hold office by dividing them into 3 classes, as nearly equal in number as possible. The Bylaws further provide that the directors of each class are elected for a 3 year term, so that the term of office of one class of directors expires at the annual meeting each year. The Bylaws also provide that the aggregate number of directors and the number of directors in each class of directors is determined by the Board of Directors. Any vacancy occurring on the Board of Directors is filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the expiration of the term of office of the class of directors to which he or she was appointed.

         There are presently 16 members of the Board of Directors. At the March 12, 2003, meeting of the corporation's Board of Directors, in accordance with
Article 10 of the corporation's Bylaws, the directors fixed the number of directors in Class I at 5, the number of directors in Class II at 6 and the number of directors in Class III at 5.

         The Board of Directors has nominated the following 5 persons for election to the Board of Directors as Class I Directors for a term of 3 years:

                  Daniel M. Tabas                    Joseph P. Campbell
                  Murray Stempel                     James J. McSwiggan
                  Howard Wurzak


                                CUMULATIVE VOTING

         In the election of directors, every shareholder entitled to vote has the right, in person or by proxy, to multiply the number of votes to which he may be entitled by the number of directors in the class to be elected at the annual meeting. Every shareholder may cast his or her whole number of votes for one candidate or may distribute them among any 2 or more candidates in the class. The 5 candidates receiving the highest number of votes for Class I at the meeting will be elected. There are no conditions precedent to the exercise of cumulative voting rights. Robert R. Tabas and Richard S. Hannye, the persons named as proxies, have the right to vote cumulatively and to distribute their votes among the nominees as they consider advisable, unless a shareholder indicates on his or her Proxy how votes are to be cumulated for voting purposes.

                INFORMATION ABOUT NOMINEES, CONTINUING DIRECTORS
                             AND EXECUTIVE OFFICERS

         Information concerning the directors of the corporation, including the 5 persons nominated for election to the Board of Directors as Class I Directors at the meeting, the 11 continuing directors and the executive officer(s) of the corporation, is set forth below, including the number of shares of common stock of the corporation beneficially owned, as of February 28, 2003, by each of them. Unless otherwise indicated in a footnote, each nominee and continuing director holds sole voting and investment power with respect to shares beneficially owned.




                                               Director           Shares               Percent
                                              or Officer        Beneficially             of
       Name                       Age           Since             Owned                 Stock
       ----                       ---        ------------      -------------          --------

CLASS I DIRECTORS
-----------------
      Daniel M. Tabas (1)(4)       79           1980          4,937,856(A)             55.35%
                                                              1,441,109(B)

      Joseph P. Campbell           56           1982            121,224(A)              1.02%

      Howard Wurzak(1)(4)          48           1985             14,743(A)              0.12%

      Murray                       47           1996              8,561(A)              0.07%

      Stempel,III(1)(4)

      James J. McSwiggan           47           1992             34,572(A)              0.29%

CLASS II DIRECTORS
------------------

      Albert Ominsky(3)            69           1982             37,405(A)              0.66%
                                                                 35,949(B)

      Robert R. Tabas(1)(4)        47           1988             35,935(A)              0.54%
                                                                  5,835(B)
      Anthony J. Micale            65           1997                                    0.08%
                                                                  9,228(A)

      Gregory T. Reardon           49           1997              7,664(A)              0.06%

      Jack R. Loew                 55           1997              9,211(A)              0.08%

      Mitchell L. Morgan           48           2003             18,420(A)              0.19%




NOMINEES FOR CLASS III DIRECTORS
--------------------------------

      Lee E. Tabas (1)(2)(4)       53           1980            357,130(A)              3.57%
                                                                 58,154(B)

      Edward B. Tepper             63           1986             33,578(A)              0.29%
                                                                    561(B)

      Carl M. Cousins              70           1993             18,878(A)              0.16%

      John M. Decker               42           1988             36,125(A)              0.30%


      Evelyn R. Tabas (1)(4)       78           2002          4,937,856(A)             55.35%
                                                              1,441,109(B)

      All directors and                                       5,710,124(A)             63.16%
      executive officers as                                   1,669,706(B)             87.24%
      a group (18 persons)


The information in this table was furnished by the beneficial owners or their representatives and includes direct and indirect ownership.

We assume full conversion of Class B common stock to Class A common stock at the current conversion factor of 1.15 shares of Class A common stock for each share of Class B common stock. In calculating the tabulated percent of class for each officer and director who has exercisable stock options, the additional shares of Class A common stock to which the officer and director would be entitled upon the exercise of his options were added to the shares of Class A common stock currently held by the officer and director and to the total number of shares of Class A common stock outstanding assuming the officer and directors exercised all outstanding exercisable options.

The table includes options exercisable within 60 days of February 28, 2003, stock options unexercised, but currently exercisable, and stock beneficially owned.

The percent of stock assumes all outstanding exercisable options and options exercisable within 60 days of February 28, 2003, issued to directors and officers, have been exercised and therefore, on a pro forma basis, 9,672,059 shares of Class A common stock would be outstanding at February 28, 2003.

(1)The 4,937,856 shares of Class A common stock and the 1,441,109 shares of Class B common stock beneficially owned by Daniel M. Tabas and Evelyn R. Tabas include: 3,127,058 shares of Class A common stock and 971,388 shares of Class B common stock owned solely by Daniel M. Tabas; 76,184 shares of Class A common stock and 34,455 shares of Class B common stock owned by Rome Enterprises, a partnership jointly owned by Daniel M. Tabas and Evelyn R. Tabas; 1,445,942 shares of Class A common stock and 435,266 shares of Class B common stock held in trust for the children and grandchildren of Mr. Tabas; 250,408 shares of Class A common stock controlled by Evelyn R. Tabas as custodian for her grandchildren; and Daniel M. Tabas' options to purchase 34,144 and Evelyn R. Tabas' options to purchase 1,545 shares of Class A common stock that are exercisable within 60 days of February 28, 2003. Included in the beneficial ownership of Daniel M. Tabas and Evelyn R. Tabas are: (a) 215,343 shares of Class A common stock and 68,507 shares of Class B common stock which are held in trust for the benefit of their daughter, Joanne Wurzak (wife of Director, Howard Wurzak) under which Daniel M. Tabas retains voting and dispositive control; (b) 255,384 shares of Class A common stock and 76,153 shares of Class B common stock held in trust for their son, Director, Lee E. Tabas, under which Daniel M. Tabas retains voting and dispositive control; (c) 186,141 shares of Class A common stock and 68,367 shares of Class B common stock which are held in trust for the benefit of their son, Director, Robert R. Tabas, under which Daniel M. Tabas retains voting and dispositive control; (d) 224,050 shares of Class A common stock and 74,414 shares of Class B common stock which are held in trust for the benefit of their daughter, Linda Tabas Stempel (wife of Director, Murray Stempel, III) under which Daniel M. Tabas retains voting and dispositive control. Mr. Tabas shares power with Evelyn R.Tabas to vote and dispose of 76,184 shares of Class A common stock and 34,455 shares of Class B common stock. In calculating the tabulated percent of class, the options to purchase 35,689 shares of Class A common stock were added to the shares of Class A common stock currently held by Mr. Tabas and to the total number of shares of Class A common stock outstanding assuming all options exercisable within 60 days of February 28, 2003, held by Daniel M. and Evelyn R. Tabas, were exercised.

(2) The 357,130 shares of Class A common stock and 58,154 shares of Class B common stock beneficially owned by Lee E. Tabas include: 312,369 shares of Class A common stock owned jointly with his wife, Nancy Tabas; 4,649 shares of Class A common stock and 52,847 shares of Class B common stock owned by his wife, Nancy Tabas; 36,756 shares of Class A common stock and 5,307 shares of Class B common stock held by Mr. Tabas as custodian for his children. In calculating the tabulated percent of class, the options to purchase 3,356 shares of Class A common stock were added to the shares of Class A common stock currently held by Mr. Tabas and to the total number of shares of Class A common stock outstanding assuming all options exercisable within 60 days of February 28, 2003, held by Mr. Tabas, were exercised.

(3) The 37,405 shares of Class A common stock and 35,949 shares of Class B common stock beneficially owned by Mr. Ominsky include: 13,041 shares of Class A common stock and 35,949 shares of Class B common stock owned by Ominsky & Ominsky, P.C. as trustee for a rollover account for the benefit of Albert Ominsky; 5,743 shares of Class A common stock owned by the Ominsky & Ominsky, P.C. Profit Sharing Plan; and options to purchase 7,129 shares of Class A common stock exercisable within 60 days of February 28, 2003.

(4) Daniel M. Tabas, Evelyn R.Tabas, Lee E. Tabas, Robert R. Tabas, Murray Stempel, Howard Wurzak and members of their immediate families and their affiliates, in the aggregate, own 5,376,047 shares of Class A common stock (55.12% of Class A) and 1,505,098 shares of Class B common stock (78.64% of Class B), or 60.11% of Class A assuming full conversion of Class B common stock to Class A common stock at a current conversion factor of 1.15 shares of Class A common stock for each share of Class B common stock.


                         NOMINEES FOR CLASS I DIRECTORS

         Daniel M. Tabas is the Chairman of the Board and a Director of the corporation. Mr. Tabas is also an entrepreneur with ownership interests in Daniel M. Tabas Enterprises, Rome Enterprises, Tabas Family Partnership, Acorn Iron, Inc., Acorn Iron & Steel, Stout Road, Inc., Stout Road Hotel Development, L.L.C., Stout Road Associates, Inc., Tabas Brothers and Samuel Tabas Family Enterprises. He is the husband of Evelyn R. Tabas, the father of Lee E. Tabas and Robert R.Tabas and the father-in-law of Howard Wurzak and Murray Stempel, III.

         Joseph P. Campbell is the President and Chief Executive Officer of the corporation and a Director of the corporation.

         James J. McSwiggan is the Executive Vice President and Treasurer of the corporation and a Director of the corporation.

         Murray Stempel, III is a Senior Vice President and Senior Lender of Royal Bank of Pennsylvania and a Director of the corporation. Mr. Stempel is the son-in-law of Daniel M. Tabas, and the brother-in-law of Lee E. Tabas, Robert R. Tabas and Howard Wurzak.

         Howard Wurzak is a Director of the corporation, and is President and CEO of the Hilton Hotel Philadelphia, Regency Palace and Ramada Plaza Hotel and Wurzak Management Corporation. He is the son-in-law of Daniel M. Tabas and Evelyn R. Tabas, and the brother-in-law of Lee E. Tabas, Robert R. Tabas and Murray Stempel, III.


                               CLASS II DIRECTORS

         Jack R. Loew is a Director of the corporation, and is the President of
J. Lowe & Associates, Inc., a real estate development firm specializing in office, industrial and retail properties.

         Anthony J. Micale is a Director of the corporation, is President of Micale Management Corporation and owns and operates ten McDonald's restaurants.

         Mitchell L. Morgan is a Director of the corporation, and is President of Morgan Properties which owns and manages over 11,000 apartment units.

         Albert Ominsky is a Director of the corporation, is an attorney and President of the law firm of Ominsky & Ominsky, P.C. in Philadelphia, Pennsylvania.

         Gregory T. Reardon is a Director of the corporation, is a certified valuation analyst and licensed public accountant, and is President of the Reardon Group, Inc. The Reardon Group, located in Glen Mills, Pennsylvania and Wilmington, Delaware, comprises Weiss - Reardon & Company, P.C. (a regional public accounting firm); Reardon Consulting, Inc. (a management consulting firm); and Valuation Advisors, Inc. (a business valuation firm). The Reardon Group is devoted to healthcare and other highly regulated industries.

         Robert R. Tabas is the Vice Chairman of the Board and a Director of the corporation; and is a Senior Vice President and Senior Lender of Royal Bank of Pennsylvania. He is the son of Daniel M. Tabas and Evelyn R. Tabas, the brother of Lee E. Tabas and the brother-in-law of Howard Wurzak and Murray Stempel, III.

                               CLASS III DIRECTORS

         Carl M . Cousins is a Director of the corporation, and is a retired veterinarian.

         John M. Decker is a Senior Vice President and Senior Lender of Royal Bank of Pennsylvania and a Director of the corporation.

         Evelyn R. Tabas is a Director of the corporation and is involved in a variety of community and charitable causes and endeavors including Trustee, Daniel M. Tabas Family Foundation; Trustee, Bank Street College; General Partner, Rome Enterprises; Director, United Cerebral Palsy, Philadelphia; Founding Member, American Family Institute; and Advisory Board, Drexel University Department of Education. She is the wife of Daniel M. Tabas, the mother of Lee E. Tabas and Robert R. Tabas and the mother-in-law of Howard Wurzak and Murray Stempel, III.

         Lee E. Tabas is a Director of the corporation, an adjunct professor at Philadelphia University and an independent investor. He is the son of Daniel M. Tabas, the brother of Robert R. Tabas and the brother-in-law of Howard Wurzak and Murray Stempel, III.

         Edward B. Tepper is a Director of the corporation and the President of Tepper Properties, a real estate investment company in Villanova.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The committees of the Board of Directors are the Executive Board, the Audit Committee, and the Compensation Committee. The corporation does not have a standing Nominating Committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with Section 10.1 of the corporation's Bylaws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 60 days prior to the date of the annual meeting of shareholders or not later than 7 days after the date on which notice was given for any other meeting of shareholders called for the election of one or more directors.

         The Executive Board of the Board of Directors conducted twenty four meetings in 2002. The members of the Executive Board were Joseph P. Campbell, Chairperson, Daniel M. Tabas, Robert R. Tabas, Albert Ominsky, Gregory T. Reardon, Howard Wurzak, and Carl M. Cousins. The Executive Board has authority to supervise and direct the finances and business of the corporation between the regular meetings of the Board of Directors.

         The Audit Committee met four times in 2002. The members of the Audit Committee were Gregory T. Reardon, Chairperson, Jack R. Loew, and Anthony J. Micale. Edward B. Tepper served as a non-voting advisor to the committee at the committee's discretion. The Audit Committee supervises the corporation's internal audit staff and reviews the outside certified public accounting firm's audit and management reports, which are conducted annually.

         The Compensation Committee met once in 2002. The members of this committee were Jack R. Loew, Chairperson, Edward B. Tepper, Carl M. Cousins, and Anthony Micale. The Compensation Committee reviews and determines compensation for all officers and employees of the corporation. The committee also has the authority to manage, administer, amend and interpret the corporation's Employees' Stock Option and Appreciation Rights Plan and to determine, among other things:

         o  The employees to whom awards shall be made under the plan;

         o The type of the awards to be made and the amount, size and terms of the awards; and

         o  When awards shall be granted.

         The Investment Committee met fifteen times in 2002. The members of this committee were Daniel M. Tabas, Chairperson, Joseph P. Campbell, James J. McSwiggan, Albert Ominsky, Anthony J. Micale, Murray Stempel, John M. Decker, Evelyn Tabas and Jeffrey Hanuscin.

         The Board of Directors of the corporation held twelve formal meetings during 2002. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the various committees on which he or she served.

         REMUNERATION OF DIRECTORS AND OFFICERS AND OTHER TRANSACTIONS

         Each member of the Board of Directors received a fee of $1,000 per board meeting attended. Additionally, independent directors received $450 for each committee meeting attended. In addition to his board and committee fees, Director, Greg Reardon received $5,900 in 2002 as compensation for his duties as Chairman of the corporation's Audit Committee. Directors who are also employees of the corporation are not compensated for attendance at committee meetings.

Supplemental Executive Retirement Plan

         The bank has established the Royal Bank Supplemental Executive Retirement Plan for its executive officers and other key employees for the purpose of providing supplemental income benefits to plan participants or their survivors upon participants' retirement or post-retirement death. The bank has established and maintains a grantor "rabbi" trust for the purpose of accumulating funds with which to meet the bank's future obligations under the plan. Although the trust is irrevocable and assets contributed to the trust can only be used to pay the benefits, with certain exceptions, the benefits under the plan remain obligations of the bank. The bank has purchased company-owned life insurance policies for its benefit on the lives of certain participants estimated to be sufficient to recover, over time, the cost of benefits provided plus the cost of insurance. Estimated annual benefits payable upon retirement to participants are intended to provide participants a single life annuity with 120 months certain, commencing at normal retirement age 60, at the rate of up to a maximum of 50% of each Group 1 participant's final average recognized compensation (averaged over the three consecutive years which produce the highest average), not to exceed $180,000; at the rate of up to a maximum of 35% of each Group 2 participant's final average recognized compensation (averaged over the 3 consecutive years that produce the highest average), not to exceed $50,000; and at the rate of up to a maximum of 20% of each Group 3 participant's final average recognized compensation (averaged over the three consecutive years which produce the highest average), not to exceed $20,000.


                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                   ESTIMATED MAXIMUM ANNUAL BENEFITS AT AGE 60

FINAL AVERAGE SALARY        GROUP 1              GROUP 2             GROUP 3
      (FAS)              PARTICIPANTS          PARTICIPANTS        PARTICIPANTS
--------------------     ------------          ------------        ------------
     $ 75,000               $ 37,500             $26,250             $15,000
     $100,000               $ 50,000             $35,000             $20,000
     $125,000               $ 62,500             $43,750             $20,000
     $150,000               $ 75,000             $50,000             $20,000
     $175,000               $ 87,500             $50,000             $20,000
     $200,000               $100,000             $50,000             $20,000
     $300,000               $150,000             $50,000             $20,000
     $375,000               $180,000             $50,000             $20,000

Employee Options/SAR Grants in Fiscal Year 2002
-----------------------------------------------

                                                                                                         Potential Realized
                                                                                                              Value at
                                                                                                           Assumed Annual
                                         Number of        % of Total                                    Rates of Stock Price
                                        Securities       Options/SARS      Exercise                       Appreciation for
                                        Underlying        Granted to       or Base                        Option Term ($)
                                       Options/SARS       Employees         Price       Expiration     ------------------------
                Name                  Granted (#)(1)    In Fiscal Year    ($/Sh)(2)        Date           5%           10%
-------------------------------------------------------------------------------------------------------------------------------

Daniel M. Tabas                           33,550           22.265%          19.952       4/20/12      420,975.52   1,066,834.63

Joseph P. Campbell                        24,463           16.235%          19.952       4/20/12      306,954.52     777,883.03

James J. McSwiggan                        11,301            7.500%          19.952       4/20/12      141,801.62     359,353.15

Robert R. Tabas                            8,904            5.909%          19.952       4/20/12      111,724.77     283,132.50

Murray Stempel, III/                       6,849            4.545%          19.952       4/20/12       85,939.24     217,786.90

(1) Pursuant to the employee stock option plan, the options are exercisable at 20% per year after the date of grant and must be exercised within ten years of the grant (April 19, 2002).
(2) Securities underlying stock options have been adjusted for the corporation's 2002 stock dividend.








Aggregated Option/SAR Exercises in Last Fiscal Year and 2002 Option/SAR Values
------------------------------------------------------------------------------

                                                              Number of Securities                         Value of
                                                            Underlying Unexercised                 Unexercised in-the-Money
                           Shares                                 Options/SARS                           Options/SARS at
                          Acquired                             December 31, 2002                      December 31, 2002(1)
                             on               Value       ---------------------------------       --------------------------------
        Name             Exercise(#)        Realized      Exercisable(#)    Unexercisable(#)      Exercisable($)  Unexercisable($)
-----------------       ------------       ----------     -------------     ---------------       --------------  ----------------
Daniel M. Tabas           110,793          3,242,056           34,144            72,862                 302,241           370,030


Joseph P. Campbell         20,938            640,500           18,385            52,678                 163,320           267,209


James J. McSwiggan          4,996            167,446           23,797            24,819                 481,137           127,641


Robert R. Tabas            12,865            434,159           21,822            19,831                 499,615           102,946


Murray Stempel, III           --                  --            7,415            14,811                 103,208            75,466


(1) Value of unexercised options/SARS is based upon the closing stock price at December 31, 2002, of $21.40

Securities Authorized for Issuance Under Equity Compensation Plans

         The following two tables disclose the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under the plans. The tables provide this information separately for equity compensation plans that have and have not been approved by security holders.





                                                           (a)                        (b)                     (c)
                                                  Number of securities          Weighted-average      Number of securities
                                                    to be issued upon            Exercise price of        remaining
                                                       exercise of              Outstanding options,    available for
                                                       outstanding              Warrants and rights    future issuance
                                                  options, warrants and                                      under
                                                         rights                                       equity compensation
                                                                                                        plans (excluding
                                                                                                           securities
                                                                                                          reflected in
                                                                                                           column (a))
                                                 ------------------------------------------------------------------------

 Outside Directors Stock Option Plan
 Equity compensation plan approved
 by stockholders                                       78,717                         $13.18                101,293


 Equity compensation plan not
 Approved by stockholders
                                                           --                             --                     --
                                                      -------                        -------                -------
 Total                                                 78,717                         $13.18                101,293





                                                   (a)                   (b)                   (c)
                                          Number of securities     Weighted-average     Number of securities
                                            to be issued upon       Exercise price of    Remaining available
                                               exercise of         Outstanding options,          for
                                               outstanding         Warrants and rights     future issuance
                                          options, warrants and                               under
                                                 rights                                  equity compensation
                                                                                           plans (excluding
                                                                                              securities
                                                                                              reflected in
                                                                                              column (a))
                                      ------------------------------------------------------------------------

Employees Stock Option Plan                   489,022                 $14.40                301,332
Equity compensation plan approved
by stockholders

Equity compensation plan not
approved by stockholders                           --                     --                     --
                                              -------                 ------                -------
Total                                         489,022                 $14.40                301,332



         During 2002, no present or former officer or employee of the corporation or its subsidiary, and no individual who had a relationship with the corporation, requiring disclosure under Item 404 of Regulation S-K, participated in deliberations of the Compensation Committee concerning executive officer compensation. Joseph P. Campbell, James J. McSwiggan and Daniel M. Tabas attended portions of the meeting at the request of the committee chairperson in a non-voting capacity.

Summary Compensation Table

         The following table sets forth all compensation paid by the corporation to the Chief Executive Officer and each of the four most highly compensated non-CEO executive officers whose total annual salary and bonus exceeded $100,000 in 2002, for services rendered during the past three fiscal years.

                                                                         Other       Restricted  Securities       401K
                                                                         Annual        Stock     Underlying       Plan
                                                                      Compensation     Awards      Options     Contribution
Name and Principal Position       Year     Salary($)   Bonus ($)(1)       ($)           ($)      SARS(#)(2)      ($)(3)
---------------------------      -----    ----------   ------------ --------------- ----------- ------------   -------------

Daniel M. Tabas                   2002      353,077      341,812         68,923          --        33,550         2,550
Chairman of the Board             2001      351,000      365,274         68,000          --        34,524         2,550
                                  2000      338,733      301,886         46,250          --         8,347         2,550

Joseph P. Campbell                2002      257,452      259,777         14,000          --        24,463         2,550
President & CEO                   2001      256,000      277,608         12,000          --        25,179         2,550
                                  2000      247,200      229,443          9,000          --         8,347         2,550

James J. McSwiggan                2002      161,827      113,938         14,000          --        11,301         2,550
Executive Vice President          2001      159,000      121,758         12,000          --        11,692         2,550
and  Treasurer                    2000      153,476      100,629          9,000          --         3,422         2,550

Robert R. Tabas                   2002      127,500       77,477         14,000          --         8,904         2,550
Vice Chairman of the Board        2001      125,500       82,795         12,000          --         9,228         2,550
                                  2000      121,363       68,427          9,000          --         2,706         2,550

Murray Stempel, III               2002       98,077       77,443         14,000          --         6,849         2,550
Senior Vice President             2001       95,000       82,758         11,250          --         6,985         2,550
                                  2000       85,000       52,327          7,500          --         1,896         2,550


(1) Bonuses of Daniel M. Tabas, Robert R. Tabas, Joseph R. Campbell, James J. McSwiggan and Murray Stempel, III are performance based and tied to goals set by the Compensation Committee. (2) Securities underlying stock options have been adjusted for the corporation's 2002 stock dividend. (3) Consists of the Bank's contribution to its Employee 401(k) Pension Plan, under which the Board of Directors has an obligation to match 100% of the total employee contributions up to an annual maximum of $2,500. The Plan is administered by Flanagan Financial Group, Inc. Each employee participant is entitled to contribute up to 15% of his gross salary. Senior management executives are asked to refrain from contributing to the plan in the event the administrator determines their contributions would make the Plan top heavy. Each participant in the Plan will have credited to his Participant's Benefit Account his proportionate share of all appropriate amounts. Future benefits are based on future contributions.

Compensation Committee Report on Executive Compensation

         The Board of Directors of Royal Bancshares of Pennsylvania, Inc. is responsible for the governance of the corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers and the communities served by the corporation and its subsidiaries. To accomplish the strategic goals and objectives of the corporation, the Board of Directors engages competent persons to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The corporation provides compensation to its employees.

         The fundamental philosophy of the corporation's and the Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by a committee comprised of outside directors. The objectives of the compensation committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans, to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation, the results of which will be improved shareholder value.

         The Chief Executive Officer's compensation consists of a base salary, a bonus and perquisites. For 2002, the CEO bonus was directly tied to specific performance goals, some of which are listed below. The CEO's 2002 compensation was based on the Committee's subjective determination after a review of all information, including the below, that it deems relevant. Future methods of determining CEO compensation may differ.

         Consolidated earnings for the twelve months ended December 31, 2002, were $17,405,000, as compared to $15,754,000 for the same period ended in 2001. Consolidated basic earnings per share for the year ended, December 31, 2002, were $1.47 versus $1.35 for the same period in 2001. Consolidated assets were $1,088,484,000 at December 31, 2002, as compared to $930,980,000 at December 31,
2001. Total investment securities increased to $448,930,000 at December 31, 2002, as compared to $222,658,000 at December 31, 2001. Total deposits at December 31, 2002, increased to $820,840,000 compared to $701,860,000 at
December 31, 2001.

         Total compensation opportunities available to the employees of the corporation are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the corporation's success. Individuals are reviewed annually on a calendar year basis. The corporation strives to offer compensation that is competitive with that offered employees of comparable size and performance in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.


                             Compensation Committee

                  Jack R. Loew, Chairman
                  Carl M. Cousins, D.V.M.
                  Edward B. Tepper
                  Anthony Micale



                               THE AUDIT COMMITTEE

         The Board of Directors maintains an Audit Committee. The Audit Committee arranges examinations by the corporation's independent certified public accountant, reviews and evaluates the recommendations of the examinations, receives all reports of examination of the corporation and the Bank by regulatory agencies, analyzes such reports and reports the results of its analysis of the regulatory reports to the corporation's Board. The committee also receives reports directly from the corporation's internal auditors on a quarterly basis, and recommends any action to be taken.




The Audit Committee Report:

         The Audit Committee of the Board of Directors is comprised of 3 independent Directors. The members of the Audit Committee are: Greg Reardon, chairman; Anthony Micale; and Jack Loew. The Audit Committee held 4 meetings during calendar year 2002.

         The Audit Committee's membership is organized to meet the recommendations of the NASDAQ Audit Committee Policy and the provisions of the Sarbanes-Oxley Act of 2002. Accordingly, the 3 Committee members are: directors, independent of management, and free from relationships that, in accordance with our Board's interpretations, could interfere with the exercise of the independent judgment of our Committee members.

         The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. In fulfilling this responsibility, the Audit Committee recommends the reappointment of the corporation's independent public accountants, Grant Thornton LLP, and the continuing appointment of The Outsourcing Partnership, LLC, a provider of professional and internal auditing services, to direct the role of the corporation's financial and internal audit function.

         The Audit Committee discussed, with the internal auditors and the independent public accountants, the overall scope and specific plans for their respective audits. The Audit Committee also discussed with both, and separately with management, the corporation's consolidated financial statements and the adequacy of the corporation's internal controls.

         The Committee meets with internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal control, and the overall quality of the corporation's financial reporting.

         Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements and the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of the significant judgments; and the clarity of disclosures in the financial statements.

         In reliance on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         Fees pertaining to services rendered to the corporation and the bank by Grant Thornton, L.P. during the year ended December 31, 2002, were as follows:

              Audit Fees                                  $83,250

              Financial Information Systems                    $0
                 Design and Implementation Fees

              All Other Fees                              $14,000



                                 AUDIT COMMITTEE

              Gregory T. Reardon, C.P.A., Chairman
              Anthony J. Micale
              Jack R. Loew

Independent Public Accountants

         The Audit Committee selected Grant Thornton, L.P. as the corporation's principal independent certified public accountant for 2003. Representatives of Grant Thornton, L.P. will attend the corporation's Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so, and will be expected to be available to respond to appropriate questions.


            INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

         In the ordinary course of business, Royal Bank of Pennsylvania, the corporation's wholly-owned banking subsidiary, has had, and expects to have in the future, banking transactions with directors, officers of the bank, principal shareholders of the corporation and their associates which involve substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the time for comparable transactions with others, and no more than the normal risk of collectability or other unfavorable features.

         The largest aggregate amount of indebtedness to the corporation and the bank during the year 2002, by all directors and officers of the corporation and bank as a group, and their affiliates, was $12,078,239.30. The total of such outstanding loans at December 31, 2002, was $5,334,569.00 representing 4.4% of shareholder's equity in the corporation. Interest rates for fixed rate loans ranged from 8.5 percent to 9.125 percent. Floating interest rates ranged from prime to prime plus 1.0 points.

          The corporation has had and intends to have business transactions in the ordinary course of business with directors, officers and associates on comparable terms as those prevailing from time to time for other non-affiliated vendors of the corporation. During 2002, the corporation used the services of the Hilton Philadelphia Hotel and banquet facilities for Board of Director's meetings. The Hilton Philadelphia Hotel complex is managed by Howard Wurzak and owned by Daniel M. Tabas.

                         COMMON STOCK PERFORMANCE GRAPH

         The performance graph on the following page shows cumulative investment returns to shareholders based on the assumption that an investment of $100 was made on December 31, 1997 (with all dividends reinvested), in each of the following:

         o  Royal Bancshares of Pennsylvania, Inc. Class A common stock;

         o the stock of all United States companies trading on the NASDAQ market;

         o common stock of the 2001 peer group of Mid-Atlantic banks with total assets between $500 million and $1 Billion;

         o Common stock of the 2002 peer group of Mid-Atlantic Banks with total assets between 750 Million and $1.5 Billion.

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.





                                [CHART OMITTED]






-------------------------------------------------------------------------------------------------------------------
                                                                          Period Ending
-------------------------------------------------------------------------------------------------------------------
Index                                            12/31/97   12/31/98    12/31/99   12/31/00   12/31/01    12/31/02
-------------------------------------------------------------------------------------------------------------------
Royal Bancshares of Pennsylvania, Inc.             100.00      73.96       79.83      79.44     125.45      147.95
-------------------------------------------------------------------------------------------------------------------
NASDAQ - Total US*                                 100.00     140.99      261.48     157.42     124.89       86.33
-------------------------------------------------------------------------------------------------------------------
Royal Bancshares 2001 Peer Group**                 100.00     101.57       82.18      74.37      96.08      130.43
-------------------------------------------------------------------------------------------------------------------
Royal Bancshares 2002 Peer Group***                100.00      92.88       78.83      76.77     109.94      136.14
-------------------------------------------------------------------------------------------------------------------

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2003.
**The Royal Bancshares 2001 Peer Group consists of twenty-three banks located in the Mid-Atlantic region, trade on the major exchanges and have total assets between $500M and $1B.
***The Royal Bancshares 2002 Peer Group consists of nineteen banks located in the Mid-Atlantic region, trade on the major exchanges and have total assets between $750M and $1.5 B.

                        BENEFICIAL OWNERSHIP - COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation copies of all Section 16(a) forms they file.

         Based solely on its review of forms received from certain reporting persons, or written representations from reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2002 through December 31, 2002, its officers and directors were in compliance with all filing requirements applicable to them.


                                LEGAL PROCEEDINGS

         In the opinion of the management of the corporation, there are no proceedings pending to which the corporation and the bank are a party or to which its property is subject, which, if determined adversely to the corporation and the bank, would be material in relation to the corporation's and the bank's financial condition. There are no proceedings pending other than litigation incident to the business of the corporation and the bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against the corporation or the bank by government authorities.

                              SHAREHOLDER PROPOSALS

         Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2004 Annual Meeting of Shareholders must deliver the proposal in writing to the Secretary of Royal Bancshares of Pennsylvania, Inc. at its principal executive offices, 732 Montgomery Avenue, Narberth, Pennsylvania 19072, not later than Tuesday, December 25, 2003.


                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the proxyholders intent to vote on such matters in accordance with their best judgment.

[X] PLEASE MARK VOTES                     REVOCABLE PROXY
    AS IN THIS EXAMPLE          ROYAL BANCSHARES OF PENNSYLVANIA, INC.                                              With-    For All
                                                                                                             For    hold     Except
             ANNUAL MEETING OF SHAREHOLDERS                              1. ELECTION OF DIRECTORS. To        [ ]     [ ]      [ ]
               TO BE HELD ON MAY 21, 2003                                   elect five Class I Directors
                                                                            to serve a term of three-years
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.                and until their successors are
                                                                            elected and qualified:
The undersigned hereby Constitutes and appoints Robert R. Tabas             Joseph P. Campbell, Daniel M. Tabas, James J. McSwiggan,
and Richard S. Hannye, and each or any of them, proxies of the              Murray Stempel III and Howard Wurzak
undersigned, with full power of substitution, to vote all of the
Shares of the Class A Common Stock and all of the Shares of the          INSTRUCTION: To withhold authority to vote for any
Class B Common Stock of Royal Bancshares of Pennsylvania, Inc.           individual nominee, mark "For All Except" and write that
that the undersigned may be entitled to vote, at the Annual              nominee's name in the space provided below.
Meeting of Shareholders to be held at the Hilton Hotel Philadelphia,
4200 City Line Avenue, Philadelphia, Pennsylvania 19131, on Wednesday,   -----------------------------------------------------------
May 21, 2003, at 6:30 p.m., prevailing time, and at any adjournment or postponement thereof as follows:



                                                                            The Board of Directors recommends a vote FOR the
                                                                         election of the nominees listed above.

                                                                           In their discretion, the proxies are authorized to vote
                                                                         upon such other business as may properly come before the
                                                                         meeting and any adjournment or postponement thereof.

                                                                           THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
                                                                         MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF
                                                                         NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL
                                                                         NOMINEES LISTED ABOVE.

                                                                           ROBERT R. TABAS AND RICHARD S. HANNYE, THE PERSONS NAMED
                                    ----------------------------------   AS PROXIES, WILL HAVE THE RIGHT TO VOTE CUMULATIVELY AND TO
  Please be sure to sign and date    Date                                DISTRIBUTE THEIR VOTES AMONG THE NOMINEES AS THEY CONSIDER
    this Proxy in the box below.                                         ADVISABLE, UNLESS A SHAREHOLDER INDICATES ON HIS OR HER
----------------------------------------------------------------------   PROXY HOW HE OR SHE DESIRES THE VOTES TO BE CUMULATED FOR
                                                                         VOTING PURPOSES.


---- Shareholder sign above ------ Co-holder (if any) sign above -----



                        Detach above card, sign, date and mail in postage paid envelope provided.

                                        ROYAL BANCSHARES OF PENNSYLVANIA, INC.
------------------------------------------------------------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY TO THE CORPORATION AS
PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY,
EACH OWNER SHOULD SIGN. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED, AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE
ANNUAL MEETING AND WISH TO VOTE IN PERSON, AFTER GIVING WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________